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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 1998



                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-19442                    06-1118515
(State or other jurisdiction)       (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


   800 Connecticut Avenue, Norwalk, Connecticut                    06854
     (Address of principal executive offices)                   (Zip Code)


                                 (203) 852-1442
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         The Company's earnings Press Release dated October 30, 1998 is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

               99    Press Release dated October 30, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         OXFORD HEALTH PLANS, INC.


Date: October 30, 1998                   By:     /s/YON Y. JORDEN
                                             --------------------------------
                                                  YON Y. JORDEN
                                             Chief Financial Officer


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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                             Page
Number      Description of Document                                Number

 99         Press Release dated October 30, 1998                     5


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